UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Exact name of registrant as specified in its charter)

Delaware	1-2921	44-0382470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 5, 2008, Panhandle Eastern Pipe Line Company, LP (“Panhandle”) entered into an Underwriting Agreement (the "Underwriting Agreement") with Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in the Underwriting Agreement, for the sale of $400 million aggregate principal amount of Panhandle’s 7.000% senior notes due 2018 (the “Notes”).  The Notes were registered by Panhandle pursuant to the registration statement on Form S-3 (File No. 333-137998), as amended by post-effective amendment no. 1, under Rule 413(b) under the Securities Act of 1933, as amended (the "Act").  The Notes are unsecured.  The Underwriting Agreement contains customary representations, warranties, agreements and indemnification obligations including for liabilities under the Act.   Subject to customary conditions to closing, the transactions contemplated by the Underwriting Agreement will be consummated on June 12, 2008.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The terms of the Notes are governed by the Indenture, dated as of March 29, 1999 (the “Indenture”), between Panhandle and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, to be dated June 12, 2008 (the “Supplemental Indenture”).   The form of Supplemental Indenture with respect to the Notes (including the form of note) is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

                     Exhibit No.                          Description

1.1 4.1 5.1 23.1
    Underwriting Agreement, dated as of June 5, 2008, among Panhandle and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

Form of Sixth Supplemental Indenture, to be dated as of June 12, 2008, between Panhandle and The Bank of New York Trust Company, N.A.

Opinion of Locke Lord Bissell & Liddell LLP

Consent of Locke Lord Bissell & Liddell LLP (contained in the opinion of counsel filed as Exhibit 5.1 hereto).

This 8-K includes forward-looking statements. Although Panhandle believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Panhandle's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. Panhandle assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by Panhandle, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Registrant)
Date: June 11, 2008	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President and Secretary

EXHIBIT INDEX

1.1 4.1 5.1 23.1
    Underwriting Agreement, dated as of June 5, 2008, among Panhandle and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

Form of Sixth Supplemental Indenture, to be dated as of June 12, 2008, between Panhandle and The Bank of New York Trust Company, N.A.

Opinion of Locke Lord Bissell & Liddell LLP

Consent of Locke Lord Bissell & Liddell LLP (contained in the opinion of counsel filed as Exhibit 5.1 hereto).